Exhibit 10.20


                        ENGLISH SUMMARY OF EXHIBIT 10.20



          Marker Deutschland GmbH obtaines a DM 1,180,000 loan through a German Government sponsored program for product research and development. The key terms to this loan agreement are as follows:


       Loan Maturity Date:              December 20, 2005

       Repayment Terms:                 Eleven payments of DM 98,350 and
                                        one payment of DM 98,250.
                                        Payments are semi-annual and begin
                                        on June 30, 2000.

       Interest:                        No interest accrues until January
                                        1, 2000. Subsequent to this date
                                        the interest rate is 4.00% per
                                        year.

     The loan amount is disbursed according to the program guidelines which require expense reports to be submitted to the bank and to the program administrator. The loan is co-guaranteed by Marker International and Marker USA.

  EXHIBIT 10.20



  Kople fUr lhr Onterlagen

                                                     Firmenkunden und Banken
                                                     Geschaftsbereich Altbayern
                                                     Finanzierungsabteilung
                                                     ApianstraBe 6
                                                     85774 Unterfohring
  Marker Deutschland GmbH                            Es betreut Sie:
  Geschaftsleitung                                   Herr Eichinger
  Postfach 40                                        Telefon: 088211708-103

  82438 Eschenlohe                                   Bearbeitet:
                                                     Herr Schott
                                                     Telefon: 089/9244-5312

                                                     Bitte angeben:
                                                     7544 FB-Ab/Fin

                                                     04. Juni l996

  Sehr geehrter Herr Czupski,
  sehr geehrter Herr Dr. Fahrngruber,

  gerne bieten wir lhnen das nachstehende Darlehen an:

             DM 1.180.100.00
             (i.W Deutsche Mark eine Million einhundertachtzigtausendeinhundert)

             refinanziert aus dem Bayerischen Innovationsf6rderungs-Programm 1995 der Bayerischen Landesanstalt fur Aufbaufinanzierung (LfA) (nachstehend "Refi-lnstitut" genannt)

  Darlehenskonto:  Nr 6351260040

  Kontokorrentkonto : Nr. 6350126005

  Die Zins- und Tilgungsleistungen sowie eventuell anfallende Bearbeitungskosten und Bereitstellungsprovisionen werden dem vorgenannten Kontokorrentkonto bei Falligkeit belastet. Bitte sorgen Sie fur die rechtzeitige Deckung auf diesem Konto in der erforderlichen Hohe. Andernfalls werden die nicht bezahlten Betrage auf ein bei Bedarf zu eroffnendes Unterkonto zum Darlehenskonto Ubertragen.

  Verwendunoszweck:

  Entwicklung eines geregelten Skibindungstragers.

  MaBgebend fur die Durchfuhrung des Vorhabens ist die Beschreibung in den Antragsunterlagen vom 18.04.l995 in der Fassung vom 30.08.l99S.

  Kosten- und Finanzierungsplan: gemal3 der beigefugten Anlage.

  Anderungen des Kosten- und Finanzierungsplanes bedurfen unserer Zustimmung. Wir behalten uns das Recht vor, in den Fallen einer ErmaBigung des Gesamtbetrages der lnvestitionen, wesentlicher Anderungen des Kosten- und Finanzierungsplanes oder einer Erhohung bzw. Neugewahrung von sonstigen offentlichen Zuschussen. Zulagen oder Darlehen die bier zugesagten Darlehensmittel entsprechend 2u kurzen.

  EXHIBIT 10.20

  Blatt 2 zum Schreiben vom 04. Juni 1996

  Nach AbschluB des lnvestitionsvorhabens ist unserer Bank ein formularmaBiger Verwendungsnachweis fur samtliche, im Kosten- und Finanzierungsplan aufgefuhrten Mittel. einzureichen. Der Vordruck wird lhnen zu gegebener Zeit zur Verfugung gestellt.

 Laufzeit :                    Gesamtlaufzeit bis 30.12.2005

 Tilgung:                      Das Darlehen ist zins- und tilgungsfrei bis
                               30.12.1999.  Es ist in 11 gleichbleibenden
                               Halbjahres-Raten von DM 98.350,00 und einer
                               SchluBrate von DM 98.250,00 2u tilgen.Die erste Rate ist fallig am: 30.06.2000.

  Zinsen: Der Zinssatz fur das Darlehen betragt 4,00 0/0 p.a. und gilt bis zum 30.12.2005 als Festsatz. Die Verzinsung beginnt ab dem 01.01.2000. Zinsfalligkeit halbjahrlich, jeweils zum 30.06./30.12. des Jahres.

  Auszahlung:                  100 0/0 , wobei jedoch gemaB Vorgabe des
                               Refi-lnstitutes ein Restbetrag von DM  59.000,00
                               erst nach Vorlage des Verwendungsnachweises ausbezahlt werden kann.

  Bearbeitungskosten :         keine

  Bereitstellungsprovision :   keine

  Sicherheiten:                - nach MaBgabe der jeweils hierzu abgegebenen
                                 Erklarung
                               - DM 80.000.000,00 Garantie,
                                 Sicherheitengeber. Firma Marker lnternational
                               - DM 80.000.000,00 Garantie,
                                 Sicherheitengeber. Firma Marker USA

  BedinQunQen (incl. Auflagen des Refi-lnstituts):

l. - Fur das Darlehen, das aus Haushaltsmitteln des Freistaates Bayern zinsverbilligt ist, gelten die anliegenden Allgemeinen
      Darlehensbestimmungen fur Kreditnehmer (Bayerisches lnnovationsforderungs-Programm) sowie die nachstehenden Bedingungen und Auflagen:

    - Das Vorhaben ist in Bayern durchzufuhren.
      Die Ergebnisse sind grundsatzlich im Gebiet der Bundesrepublik Deutschland bis zum 31.03.1999 2u verwerten (Verwertungszeitraum).
      Das Darlehen darf nur fur Kosten verwendet werden, die wahrend Durchfuhrungszeitraumes vom 01.071995 bis 31.12.1997 entstehen.

ll. Das Darlehen kann erst ausgezahlt werden, wenn vorrangig folgende Bedingungen erfullt werden
     - Ziffer 1.
     - die festgelegten Sicherheiten der Bank vorliegen;
     - die Gesamtfinanzierung gesichert ist.
     - evtl. Eigenmittel und sonstige Fremdmittel Dritter auf lhrem laufenden Konto bei uns angeschafft werden (bei baulichen lnvestitionen sind diese Betrage auf ein separates Bau-Abwicklungskonto zu uberweisen)

     Verfugungen uber die gesamten Finanzierungsmittel (Eigenmittel, sonstige Fremdmittel Dritter gegen standlicher Sonderkredit, sonstige Mittel unserer
     Bank) sind von lhrem Konto bei uns aus schlieBlich mittels Uberweisung bei gleichzeitiger Vorlage der Originalrechnungen mOglich. Die Eigenmittel und sonstigen Fremdmittel Dritter sind vorrangig einzusetzen.

  EXHIBIT 10.20

  ~

  Blatt 3 zum Schreiben vom 04. Juni 1996

  lll. Der Kreditvertrag erlischt, wenn die Voraussetzungen fur den Abruf der Refinanzierungsmittel nicht erfullt werden.

  lV     Weitere Bestandteile dieses Angebots sind die beiliegenden
         - Bedingungen fur staatlich refinanzierte Darlehen der Hypo-Bank

  Erganzend gelten die Allgemeinen Geschaftsbedingungen unserer Bank. die bei uns eingesehen werden kOnnen oder lhnen auf Wunsch zugesandt werden.

  Bitte geben Sie den beigefUgten Briefdurchschlag als Annahmeerklarung und Empfangsbestatigung rechtsverbindlich unterzeichnet bis spatestens 14.06.1996

  an uns zurUck. andernfalls erlischt dieses Angebot. Ein verbindlicher Darlehensvertrag kommt zustande durch fristgerechte Annahme des
  Darlehensangebotes.

  Fur weitere Beratungen stehen wir lhnen jederzeit gerne zur VerfUgung.

  Mit freundlichen GruBen

  Bayerische Hypotheken- und Wechsel-Bank
  Aktiengesellschaft
  Firmenkunden und Banken Geschaftsbereich Altbayern


  Anlagen

  Annahmeerklarung:

  Wir nehmen das Darlehensangebot an und erklaren uns mit vorstehenden Kreditvereinbarungen vollinhaltlich einverstanden.




  Empfangsbestatigung :

  Der Empfang der     - Bedingungen fur staatlich refinanzierte Darlehen der
                        Hypo-Bank
                      - Allgemeine Darlehensbedingungen fUr Kreditnehmer der LfA

  wird hiermit bestatigt:

  EXHIBIT 10.20

  Blatt 4 zum Schreiben vom 04. Juni 1996



  Bedingungen fur staatlich refinanzierte Darlehen der Bayerischen Hypotheken- und Wechsel-Bank Aktiengesellschaft

1. RUcktrlttsrecht der Bank

  Die Bank kann vom

  Darlehensvertrag zurUcktreten, wenn

  a) wegen des Anspruchs auf Auszahlung des Darlehens ein vorlaufiges Zahlungsverbot oder ein Arrest ergeht oder wenn der Auszahlungsanspruch gepfAndet oder ohne vorherige Zustimmung der Bank abgetreten oder verpfAndet wird.
  b) etwaige Arbeiten an dem Beleihungsobjekt. deren Wert bei der Festsetzung des Beleihungswertes berucksichtigt worden ist. nicht spAtestens sechs Monate nach Annahme des Angebots begonnen oder nicht in angemessener Zeit durchgefuhrt werden.
  c) Tatsachen eintreten. die bei ausgezahlten Darlehen ein vorzeitiges Kundigungsrecht der Bank auslOsen (vgl. Ziffer 2 der Bedingungen).

2. Kundlgung durch dle Bank

  Die Bank kann das Darlehen grundsAtzlich nicht kundigen. Sie ist jedoch berechtigt. es ohne Einhaltung einer Kundigungsfrist bei Vorliegen eines wichtigen Grundes ganz oder teilweise zuruckzufordem, insbesondere wenn

  a) in den VermOgensverhA"nissen eines Darlehensnehmers oder sonstigen Mitverpflichteten eine wesentliche Verschlechterung eintrit1. z. B.
     die Zahlungen eingestel" werden, ein Verfahren zur Abgabe einer eidesstattlichen Versicherung uber die VermOgensverhaltnisse eingeleitet oder uber das VermOgen das Vergleichs-oder Konkursverfahren beantragt wird.
  b) die Zwangsversteigerung oder Zwangsverwaitung von verpfAndetem
     Grundbesitz ganz oder zum Teil angeordnet wird.
  c) der Verkehrswert eines Pfandgrundstuckes sich wesentlich vermindert
  d) ohne Zustimmung der Bank ganz oder zum Teil ein Wechsel im Eigentum an einem Grundstuck vorgenommen wird.
  e) eine als Sicherheit vereinbarte Grundschuld nicht innerhalb einer von der Bank festgesetzten First mit dem vereinbanen Rang rechtswirksam bestellt oder die bei der Bank gebrauchliche Zweckerklarung nicht innerhalb von 2 Wochen nach Aufforderung unterzeichnet bei der
     Bank eingegangen ist.
  f) sonstige vereinbane Sicherheiten nicht rechtswirksam entstanden oder weggefallen sind,
  g) bei Ausfuhrung oder Finanzierung von Bauvorhaben ohne Zustimmung der Bank von dem im Zusammenhang mit dem Darlehensantrag vorgelegten Unterlagen abgewichen sind
  h) bei Bauvorhaben die Bauwbeiten eingestellt werden oder das Bauvorhaben nicht innerhalb einer von der Bank unter Hinweis auf das Kundigungsrecht gesetzten Frist nach baubehOrdlich unwiderruflich genehmigten
     Bauplanen ausgefUhrt und baubehOrdlich abgenommen ist,
  i) die unter Ziffer 3 dieser Bedingungen genannten Verpffichtungen nicht eingehalten werden,
  k) gegen die Bestimmungen des Refi-lnstituts verstoBen wird.

  Im Fall der Darlehenskundigung ist die Bank verpflichtet. die Refinanzierungsmitlel sofort an das Refinanzierungsinstitut zurUckzugeben. Wir berechnen deshalb fur fallige DarlehensbetrAge und sonstige ruckstandige Leistungen ab Falligkeitstag die Konditionen fur fallige Kontokorrentkredite. Im ubrigen gilt ergAnzend Ziffer 17 der AIIgemeinen GeschAftsbedingungen.

3. Der Darlehensnehmer hat lnsbesondere folgende Varpfllchtungan zu baachtan:

   a) Mehrere Darlehensnehmer haften als Gesamtschuldner.
   b) GebAude und Bestandteile von verpfandeten Grundstucken sind - soweit sie fur die Grundschuld haften - in gutem Zustand zu halten sowie ordnungsgemaB und wir zu vollen HOhe ihres Wertes gegen Brandschaden zu versichem und versichert zu haiten. Die VersicherungsprAmien sind punktlich zu entrichten.
      Der Darlehensnehmer wird auf Verlangen der Bank Auskunft uber seine finanziellen Verhaltnisse erteilen und hierfur von der Bank geforderte Nachweise beschaffen; bei bilanzierenden Firmen werden insbesondere deren Jahresabschlusse mit den notwendigen Erlauterungen jeweils ohne Aufforderung ehestmOglich vorgelegt, spatestens 9 Monate nach Ende des GeschAftsjahres.
   d) Die allgemeine Geschafts-, insbesondere laufende Kontoverbindung mit der Bank ist wthrend der Darlehenslaufzeit aufrecht zu erhalten.

4.  Anderungen und Erganzungen des Darlehensverlrages und der
    Darlehansbedingungen bedUrlen zu ihrer Gultlgkeit der schrlftllchen Bestatlgung der Bank. MUndllche Nebenabredan slnd unwfrksam.

  EXHIBIT 10.20

                            Bayerische Landesanstalt
                              fur Aufbaufinanziemng

                Allgemeine Darlehensbestimmungen fur Kreditnehmer
                   Bayerisches Innovationsf6rderungs-Programm
                           - Fassung vom Febmar 1996 -

1    Verwendung des Darlehens
1.1 Das Darlehen darfnur fur das im Darlehensangebot aufgeftihrte Vorhaben entsprechend dem beigefligten Kosten- und Finanzierungsplan verwendet werden. Die Gesamtkosten und die Einzelansatze der Kostenabschnitte sind verbindlich. Abweichungen von den Einzelansatzen sind nur wlassig, wenn sie sich im Rahmen des HOchstbetrags der zuwendungsffihigen Gesamtkosten halten- den Umfana des Vorhabens nicht einschrfulken und fur seine erfolgreiche Durchfuhrung erforderlich sind. Ubersteigen die tatsachlichen Kosten den im Kostenplan veranschlagten HOchstbetrag, so hat sie der Kreditnehmer mit Eigenmitteln zu finanzieren.
1.2 Der Kreditnehmer hat uber den Fortgang des Vorhabens jthrlich ab dem Darlehensangebot ausflihrlich zu berichten, darUber hinaus halbjthrlich nach Vordruck. Er ist auBerdem verpflichtet, innerhalb von 6 Monaten nach Durchflihrung des Vorhabens, spatestens innerhalb von 6 Monaten nach Ablauf des im Darlehensangebot unter Tz. 2 fur die Durchfuhrung vorgesehenen Zeitraums, einen Verwendungsnachweis nach Vordruck zu ftihren, der aus einem Sachbericht und einem zahlenmaBigen Nachweis besteht. Die Originalbelege (Einnahme- und Ausgabebelege) uber die Einzelzahlungen und die Vertrage uber die Vergabe von Auftragen sind auf Verlangen vorzulegen und 5 Jahre aufzubewahren, sofem nicht nach steuerrechtlichen oder anderen Vorschriften eine langere Aufbewahmngsfrist bestimmt ist.
     Berichte und Verwendungsnachweis sind der Innovationsberatungsstelle Sudbayem in Munchen bzw. der Landesgewerbeanstalt Bayern in Numberg vorzulegen.

2    Abruf der Mittel
     Die Darlehensmittel durf en nur insoweit und nicht eher ab~ aeruf en werden, als sie innerhalb von 2 Monaten zur Abdeckung entstandener zuwendungsfahiger Kosten benOtigt werden. Dabei mussen eigene und sonstige Mittel anteilig eingesetzt werden. Die Anforderungjedes Teilbetrags muB die zur Beurteilung des Mittelbedarfs erforderlichen Angaben enthalten.
     Die Mittelanfordemng ist in 2-facher Ausfertigung uber die
     Innovationsberatungsstelle Sudbayern in Munchen bzw. die
     Landesgewerbeanstalt Bayern in Numberg bei der Bayerischen Landesanstalt ftir Aufbaufinanziemng (LfA) einzureichen.

3    Kurzungsvorbehalt
3.1  Die Hausbank kann den Darlehensbetrag anteilig kurzen bzw. die
     Ruckzahlung bereits ausgezahlter Betrage verlangen. wenn die im Kostenplan veranschlagten Gesamtausgaben sich errnaBigen oder die im Finanzierungsplan vorgesehenen Deckungsmittel sich erhOhen oder neue hinzutreten. Als neue Deckungsmittel gelten auch ErlOse aus dem Verkaufvon Entwicklungsgegenstanden (Muster, Prototypen usw.) oder Einnahmen aus Lizenzen, die vom Kreditnehmer wahrend der Durchflihrung des Vorhabens erzielt werden. Etwaige Erlose sind jeweils mit den Zahlungsabrufen bzw, mit den vorzulegenden Berichten mitzuteilen.
3.2 Von einer Kurzung des Darlehens wird abgesehen, soweit sich die Gesarntausgaben oder die Deckungsmittel urn nicht mehr als 1.000 DM andem.
3.3 Ein nicht innerhalb der von der Hausbank festgelegten Frist zurUckgezahlter Kurzungsbetrag ist vom Kreditnehmer vom Tag der Valutierung an bis zum Tag vor der Ruckzahlung mit 3 o/o uber dem jeweils geltenden Diskontsatz der Deutschen Bundesbank zu verzinsen.

4    Vorzeitige Ruckzahlung
4.1 Der Kreditnehmer ist berechtigt, das Darlehen ohne Einhaltung einer Kundigungsfrist ganz oder teilweise vorzeitig zuruckzuzahlen.
4.2 AuBerplanmaBige TeilrUckzahlungen werden grundsatzlich aufdie nach dem Tilgungsplan, wletzt falligen Raten angerechnet, sofem mit dem Kreditnehmer keine andere Vereinbarung getroffen wird. Sie sollen mindestens die HOhe von Zwei planmaBigen Tilgungsraten erreichen.

5    Kundigung aus wichtigem Grund
     Die Hausbank ist berechtigt, das Darlehen jederzeit aus wichtigem Grund mit sofortiger Wirkung w kOndigen. Ein wichtiger Grund ist insbesondere gegeben, wenn
5.1 das Darlehen zu Unrecht erlangt (2. B. durch unzutreffende oder unvollstandige Angaben) odcr nicht seinem Zweck entsprechend verwendet worden ist; eine ZWeckwidrige Verwendung liegt auch bei nicht genehmigten Andemngen des Kostenplans vor;
5.2 der Kreditnehmer den Verwendungsnachweis nicht ordnungsgemaB geflihrt hat odcr nicht rechtzeitig vorlegt,
5.3 der Kreditnehmer mit eincr Zins- oder Tilgungsleistung langer als 1 Monat in Verzug gerat oder gegen wesentliche Darlehensbestimmungen verstOBt,
5.4 die Vermogenslage des Kreditnehmers sich wesentlich verschlechtert oder eine erhebliche Vermogensgfahrdung eintritt (z. B. Beantragung eines Konkurs-, Vergleichs- oder Zwangsvollstreckungsverfahrens),
5.5 die Voraussetzungen fur die Darlehensgewthrung sich geandert haben oder nachtraglich entfallen sind (z. B. Durchfiihrung des Vorhabens auBerhalb Bayerns, voIlige oder teilweise Nichtbetreibung, Stillegung, Verlagerung auBerhalb Bayerns, Verpachtung oder Ubertragung des geforderten Untemehmens auf andere Personen - ggf. auch in Form eines Gesellschafterwechsels),
5.6 der Kreditnehmer das Vorhaben innerhalb des Durchflihrungszeitraums gemaB Tz. 2 des Darlehensangebotes abbricht, auBer wenn sich herausgestellt hat, daB das angestrebte Ergebnis nicht erreicht werden kann oder von einem Dritten bereits erreicht wurde und dies der Kreditnehmer nicht voraussehen konnte, der Kreditnehmer die Ergebnisse des geforderten Vorhabens innerhalb des im Darlehensangebot unter Tz. 2 angegebenen Zeitraums nicht vewvertet.

     526/O2.96

6    Mehrzinsen
     Der vom Kreditnehmer zu entrichtende Zinssatz betragt im Falle der Tz.5.1 vom Tag der Valutierung an, in den Fallen der Tz. 5.2 - 5.7 vom Entritt des zur Kundigung berechtigenden Umstandes, spatestens vom Tag der Kundigung an, 3% uber dem jeweils geltenden Diskontsatz der Deutschen Bundesbank. Der Kreditnehmer ist verpflichtel, alle Vorteile, die ihm aus einer zweckwidrigen Verwendung des darlehens erwachsen, herauszugeben.

7    Absicherung
7.1 Sofern die LfA durch Hafungsfreistellung gegenuber der Hausbank das Kreditrisiko teilwise mit ubernimmt, wird der Kreditnehmer dir in dem Beiblatt zum Darehensangebot naher bezeichneten Sicherheiten stellen und die dort aufgefuhrten besonderen Verpflichtungen einhalten, Et hat im Falle einer wesentlichen Minderung des Wertes der bestellten Sicherheiten diese durch weitere ausreichende Sicherheiten zu erganzen.
7.2 Das Darlehen der Husbank wird durch eim Darlehem der LfA refinanziert. Zur Sicherung der Darlehensforderung der LfA tritt die Hausbank ihre Forderung gegen den Krrditnehmer sicherungshalber an die LfA ab.Mit der Abtetung der Forderung gehen gemaB Section 401 Absatz 1 BGB alle akzessorischen Sicherheiten, wie z. B. Pfandrechte und Burgschaften, auf die LfA uber.
     Die vom Kreditnehmer zu stellenden nichtakzessorischen Sicherheiten, wie z.B. Grundschulden, sicherungswise ubereignete Sachen und sicherungsweise abgetratene Forderungen, erhalt die Hausbank fur die LfA gehalten und verwaltet.

8    Unterrichtung der Hausbank
     Der Kruditnehmer wird kie Hausbank unverzuglich unterrichten, wenn
8.1  er uber den vorgelegten Finanzierungsplan hinaus weitere
     Finanzierungshilfen fur das gleiche Vorhaben bei anderen offentlichen Stellen beantragt oder erhalt,
8.2 sich die zuwendungsfahigen Kosten um meher als 7,5% oder mehr als 20.000 DM ermaBigen,
8.3  Kundigungsgrunde nach Tz. 5.4 bis 5.7 eintreten.

9    Buchfuhrung
     Der Kruditnehmer ist verpflichtet, seine Kassen- und Buchfuhrung sowie die Aussagegestaltung der Belege entsprechend den Grundsatzen ordnungsgemaBer Buchfuhrung (GoB) einzurichhten.

10   Uberwachung und Prufungsrechte
10.1 Die Hausbank ist berechtigt, den Betrieb des Kreditnehmers sowie die Betriebs- und Greschaftsfuhrung laufend zu uberwachen.
10.2 Der Freitstaat Bayern, der Bayerische Oberste Rechnungshof und die LfA sind berechtigt, in jeder Form, insbesondere durch Einsicht in Bucher, Belege und sonstige Geschaftsunterlagen sowie durch ortliche Erhebungen, Einblicke in die vermogensverhaltnisse des Kredinehmers zu nehmen, die Einhaltung der Darlehensbestimmungen zu uberprufen und die erforderlichen Auskunfte zu verlangen, wobei die vorstehenden Rechte auch durch eine Prufungsgesellschaft oder durch sonstige Beaufragte wahrgenommen werden kommen.
     Die Kosten einer solchen Prufung hat der Kreditnehmer zu tragen.

11   Vorlage von Jahresabschlussen
     Der Kreditnehmer ist verpflichte, seinen JahresabschluB in gestzlich vorgeschriebener und testieter Form mit Erlauterungen der wesentlichen Bilanzposten und der betriebswirtschaftlichen Entwicklung des Unternehmens der Hausbank auf deren Verlangen einzureichen.

12   Auskunftserteilung
     Dir Hausbank ist berechtigt, der LfA uneingeschrankt Auskunft zu erteilen und ihr Einscht in die Kreditunterlagen zu gewahre.

13   Veroffentlichung
     Das staatsministerium fur Wirtschaft, Verkehr und technologies ist bei Inanspruchnahme des Darehens berechtigt, die Kurzbezeichnung des Vorhabens, den Namen des Unternehmens sowie die Hohe des Darlehens zu veroffentlichen oder veroffentlichen zu lassen.

14   Subventionserhebliche Tatsachen
     Subventionserhebliche Tatsachen im Sinne von Section 264 Strafgesetzbuch
     i. V. mit Section 2 des Subventionsgresetzes vom 29.07.1976 (BGB1.I.S.2037) und Art. 1 des Bayerischen Subventionsgesesetzes vom 23.12.1976
     (BayRS 453-1-W) sind;
     - die Angaben des Antragstellers im Antrag,
     - die aufgrund der Tz. 3.1 zu machenden Angaben uber die Verkaufserlose und Lizenzeinnahmen,
     - die Angaben in den Sachberichten sowie im Verwendungsnachweis,
     - die Tatsachen, auf die sich die Unterrichtungspflich nach Tz. 8 erstreckt.